CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
STATEMENTS OF OPERATIONS
Revenue, net	$ 233,101	$ 163,909	$ 82,128
Cost of goods sold	143,414	94,500	46,423
Gross profit	89,687	69,409	35,705
Operating expenses
Marketing and advertising	36,358	25,513	13,349
Salaries, wages and benefits	38,746	24,194	13,129
General and administrative	26,162	13,922	9,343
Total operating expenses	101,266	63,629	35,821
Income (loss) from operations	(11,579)	5,780	(116)
Other income (expense):
Interest expense	(2,033)	(1,047)	(733)
Other income (expense), net	(55)	(227)	91
Total other expense, net	(2,088)	(1,274)	(642)
Earnings (loss) before income taxes	(13,667)	4,506	(758)
State income tax expense	178	185	14
Net income (loss)	$ (13,845)	$ 4,321	$ (772)